                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                        March 10, 2000 (February 29, 2000)



                               CNET Networks, Inc.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              Delaware                             0-20939                            13-3696170
              --------                             -------                            ----------
  (STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)


              150 Chestnut Street, San Francisco, California 94111
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (415) 395-7800

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Effective February 29, 2000, CNET Networks, Inc. (the "Registrant"), acquired mySimon inc., a California corporation ("mySimon"), through the merger of CNET Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of the Registrant ("Merger Sub") with and into mySimon. In connection with the acquisition, the Registrant will issue a total of 11,090,655 shares of its common stock, having a value of approximately $736 million, to the shareholders of mySimon. The number of shares to be issued was calculated by dividing the value of mySimon, on a fully-diluted basis and as agreed upon by the parties, by the average closing price of the Registrant's common stock as quoted on the Nasdaq National Market and as reported in the Wall Street Journal for the ten days prior to January 19, 2000, the date of the execution of the Agreement and Plan of Merger (the "Merger Agreement"). The mySimon acquisition is a pooling of interests transaction. MySimon is a provider of comparison shopping information on the Internet. For more information with respect to the terms of the mySimon acquisition, reference is made to the Agreement and Plan of Merger dated as of January 19, 2000, by and among the Registrant, Merger Sub, and mySimon, which was filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated January 24, 2000, and is incorporated herein by reference.

ITEM 5. OTHER EVENTS.

         Effective February 29, 2000, the Registrant has changed its corporate name from CNET, Inc. to CNET Networks, Inc. For more information with respect to the Registrant's name change, reference is made to the press release attached as
Exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (a)(1) Financial Statements

         In accordance with paragraph (a)(4) of Item 7 of Form 8-K, the historical financial statements required in connection with the mySimon acquisition are not included in this initial report but will be filed not later than 60 days after the date hereof.

               (b) Proformas

         In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the mySimon acquisition is not included in this initial report but will be filed not later than 60 days after the date hereof.

               (c) Exhibits

               2.1 Agreement and Plan of Merger, dated as of January 19, 2000, by and among the Registrant, Merger Sub, and mySimon.* (Filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated January 24, 2000, and incorporated herein by reference.)

99.1 Press Release dated March 1, 2000.

------------------------

*    The schedules to this agreement were omitted in reliance upon
     Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish a copy of any omitted schedule to the Commission upon request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  March 10, 2000                    CNET NETWORKS, INC.



                                               By: /s/ DOUGLAS N. WOODRUM
                                                  ------------------------------
                                                  Douglas N. Woodrum
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
2.1             Agreement and Plan of Merger, dated as of January 19, 2000, by and among the Registrant, Merger Sub and mySimon. (Filed as
                Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated
                January 24, 2000, and incorporated herein by reference.)

99.1            Press Release dated March 1, 2000.